UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 23, 2018

HAWAIIAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
(Address of principal executive offices, including zip code)

(808) 835-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07
Submission of Matters to a Vote of Security Holders.

On May 23, 2018, Hawaiian Holdings, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) in Honolulu, Hawai‘i for the following purposes:

Proposal No. 1
To elect eight directors from among the nominees described in the Company’s proxy statement for its 2018 Annual Meeting filed with the Securities and Exchange Commission on April 13, 2018 (the “2018 Proxy Statement”).

Proposal No. 2	To ratify Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Proposal No. 3	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the 2018 Proxy Statement.

Only stockholders of record at the close of business on March 26, 2018 (the “Record Date”) were entitled to vote at the 2018 Annual Meeting. At the Record Date, 50,771,307 shares of Common Stock and three shares of Special Preferred Stock were issued and outstanding. Each share of Common Stock and Special Preferred Stock was entitled to one vote. The Company had no other class of voting securities outstanding and entitled to vote at the meeting. A total of 47,132,936 shares, or 92.83% of total shares outstanding, were present in person or by proxy at the 2018 Annual Meeting, constituting a quorum of stockholders entitled to vote at the 2018 Annual Meeting for the transaction of business.

RESULTS OF THE STOCKHOLDER VOTE:

Proposal No. 1 - Election of Directors.

Proposal	Votes For	Votes Withheld	Broker Non-Votes	Outcome

Election of Donald J. Carty	37,656,103	200,415	9,276,418	Elected

Election of Abhinav Dhar	37,694,115	162,403	9,276,418	Elected

Election of Earl E. Fry	37,674,995	181,523	9,276,418	Elected

Election of Lawrence S. Hershfield	37,375,658	480,860	9,276,418	Elected

Election of Peter R. Ingram	37,694,261	162,257	9,276,418	Elected

Election of Randall L. Jenson	37,384,286	472,232	9,276,418	Elected

Election of Crystal K. Rose	37,437,844	418,674	9,276,418	Elected

Election of Richard N. Zwern	37,011,388	845,130	9,276,418	Elected

As of the date of the election of directors listed above, the board of directors of the Company is comprised of Donald J. Carty, Abhinav Dhar, Earl E. Fry, Lawrence S. Hershfield, Peter R. Ingram, Randall L. Jenson, Crystal K. Rose, Richard N. Zwern, Joseph Guerrieri, Jr., William S. Swelbar and Duane E. Woerth.

Proposal No. 2 - Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	Outcome

46,620,624	445,828	66,484	0	Approved

Proposal No. 3 - Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as described in the 2018 Proxy Statement.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	Outcome

37,227,428	553,530	75,560	9,276,418	Approved

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWAIIAN HOLDINGS, INC.

Date: May 30, 2018	By:	/s/ Aaron J. Alter
Name: Aaron J. Alter Title: Executive Vice President, Chief Legal Officer and Corporate Secretary